UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

August 1, 2017

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

[x] Filed by the registrant

[ ] Filed by a party other than the registrant

Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

PC Mobile Media Corp.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________

2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________

4) Proposed maximum aggregate value of transaction:

_______________________________________

5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

PC Mobile Media Corp.

Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road

Tsim Sha Tsui, Kowloon, Hong Kong

Dear PC Mobile Media Corp. Stockholders:

NOTICE IS HEREBY GIVEN THAT on August 1, 2017, the Board of Directors of PC Mobile Media Corp., a Nevada corporation (hereinafter, the "Company") adopted the following resolutions:

1)

To change the Company’s name from “PC Mobile Media Corp.” to “Ando Holdings Ltd.”; and

2)

To change the trading symbol from “PMOB” to a trading symbol resembling the name of the Company following the name change.

 The Company obtained the written consent of stockholders representing 55.77% of the voting power of the Company’s outstanding common shares, as of August 1, 2017, approving an amendment to the Company’s Articles of Incorporation, as described above, and to affect the above-mentioned corporate actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and the required state filing effectuating some of the corporate actions will not be filed with the Secretary of State for the State of Nevada until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

 THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about August 11, 2017 to all of the Company’s stockholders of record as of the close of business on August 1, 2017.

By Order of the Board of Directors.

/s/Lam Chi Kwong Leo

Name: Lam Chi Kwong Leo

Title:  Chairman of the Board, Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

REGULATION 14C AND SCHEDULE 14C THEREUNDER

August 1, 2017

PC Mobile Media Corp.

Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road

Tsim Sha Tsui, Kowloon, Hong Kong

 This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of holders of a majority of the outstanding votes of PC Mobile Media Corp.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

 This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished by the Board of Directors of PC Mobile Media Corp., a Nevada corporation (the “Company”), to the holders of record at the close of business on August 1, 2017 of the Company’s outstanding common shares, par value $0.001, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 78.320 of the Nevada Revises Statutes, which provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

 The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

 This Information Statement informs stockholders of the actions taken and approved on August 1, 2017. The Company’s stockholders have already approved the corporate actions contemplated herein by written consent. The Company's Board of Directors and Majority Shareholders approved the change of the Company’s name from PC Mobile Media Corp. to Ando Holdings Ltd. and, thereafter, the change of its trading symbol to a trading symbol resembling the name of the Company following the Name Change.

 Accordingly, all necessary corporate approvals to effectuate the above corporate actions have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective and any documentation effectuating the corporate actions will not be filed with the appropriate authorities, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. The corporate actions taken are expected to become effective on or after August 31, 2017. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The Company’s stockholders as of the record date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about August 1, 2017.

 Pursuant to 14c-2 under the Exchange Act, the corporate actions outlined herein may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority (“FINRA”) of the corporate actions by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such actions.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES OF PC MOBILE MEDIA CORP. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED AUGUST 1, 2017

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on August 1, 2017, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 6,692,400 common shares representing 55.77% of the outstanding common shares, to approve the name change from PC Mobile Media Corp. to Ando Holdings Ltd., and thereafter to change the trading symbol to a trading symbol resembling the name of the Company following the name change.

OUTSTANDING SHARES AND VOTING RIGHTS

 As of August 1, 2017, the Company’s authorized capitalization consisted of 75,000,000 common shares, of which 12,000,000 common shares were issued and outstanding.

 Each common share of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders. However, because the Majority Shareholders have consented to the foregoing action by resolution dated August 1, 2017, in lieu of a special meeting in accordance with Section 78.320 of the Nevada Revises Statutes, no other stockholder vote will be solicited in connection with this Information Statement.

NAME CHANGE AND SYMBOL CHANGE

 Our Board of Directors and Majority Shareholders have approved a change of our name from “PC Mobile Media Corp. to “Ando Holdings Ltd.” Our Board of Directors and Majority Shareholders have also authorized a change to our trading symbol to a trading symbol resembling the Company name following the Name Change. The Name Change will become effective upon the filing of the Articles of Amendment with the State of Nevada, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20) day following the Mailing Date of this Information Statement to our Stockholders. Following the Name Change, the Company expects, subject to regulatory approval, to change its trading symbol to reflect the Name Change.

Reasons for Name Change and Symbol Change

 On August 1, 2017, the Board of Directors and Majority Shareholders approved a Name Change and Symbol Change.  Our Board of Directors believes that the Name Change and Symbol Change is in the best interests of the Company and our stockholders to better reflect our business focus.

Effect of Name Change

 The voting and other rights that accompany our Common Stock will not be affected by the Name Change. However, following effectiveness of the Name Change, both our trading symbol, which is “PMOB”, and our CUSIP number will change as a result of the Name Change.

 PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU ABOUT THE CORPORATE ACTIONS.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

 Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of the record date on or about August 11, 2017. Therefore, the Company anticipates that the corporate action discussed above will be effective, and the Articles of Amendment will be filed with the Secretary of State for the state of Nevada, on or about August 31, 2017.

 The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth, as of August 1, 2017, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group. This table has been prepared based on 12,000,000 shares outstanding as of August 1, 2017.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percentage of Class
Lam Chi Kwong Leo (2)	6,398,000 (1)	53.32%
Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road	147,400 (indirect) (2)	1.23%
Tsim Sha Tsui, Kowloon, Hong Kong

Lee Hiu Lan	147,000	1.23%
Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road
Tsim Sha Tsui, Kowloon, Hong Kong

Hu Jiasheng	0	0.00%
Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road
Tsim Sha Tsui, Kowloon, Hong Kong

Chan Tung Ngai	0	0.00%
Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road
Tsim Sha Tsui, Kowloon, Hong Kong

All Directors & Officers	6,545,000	54.55%
as a group (4 persons)	147,400 (indirect)	1.23%

(1)Lam Chi Kwong Leo’s 6,398,000 shares are held by Asia Advisory Limited, an entity beneficially owned and controlled by Mr. Lam Chi Kwong Leo.

(2)Represents shares owned by Ms. Chow Chung Yan, the spouse of Mr. Lam Chi Kwong Leo.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

 As of August 1, 2017, there were 12,000,000 common shares issued and outstanding. Each holder of common stock is entitled to one vote per share.

 Stockholders holding in the aggregate 6,692,400 common shares of the Company and 55.77% of the voting power of our outstanding common shares have approved the corporate actions discussed herein by written consent dated August 1, 2017.

VOTING PROCEDURES

 Pursuant to the NRS and our governing documents, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Shareholders as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

 No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment of our Articles of Incorporation relative to the proposed corporate actions.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

 This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to PC Mobile Media Corp. at Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong.

NO DISSENTERS’ RIGHTS

 Pursuant to the NRS, the corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their common shares.

STOCKHOLDERS SHARING AN ADDRESS

 Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to PC Mobile Media Corp. at Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong or can order a copy over the phone by calling our office at (852) 2351 9122.

On behalf of the Board of Directors,

August 1, 2017

/s/ Lam Chi Kwong Leo

Lam Chi Kwong Leo

Chief Executive Officer

Director